Accrued Interest Date:                                 Collection Period Ending:
25-Mar-03                                                             31-Mar-03
Distribution Date:          BMW VEHICLE OWNER TRUST 2001-A            Period #
                            ------------------------------
25-Apr-03                                                                   23

---------------------------------------------------------------------------------------------------------------------------------

Balances
---------------------------------------------------------------------------------------------------------------------------------

                                                                              Initial        Period End
     Receivables                                                       $1,489,992,840      $496,664,699
     Pre-Funding Account                                                  $99,965,067                $0
     Capitalized Interest Account                                          $1,045,665                $0
     Reserve Account                                                      $22,349,893       $12,416,617
     Yield Supplement Overcollateralization                                $8,157,907        $2,156,057
     Class A-1 Notes                                                     $329,000,000                $0
     Class A-2 Notes                                                     $448,000,000                $0
     Class A-3 Notes                                                     $499,000,000      $188,708,642
     Class A-4 Notes                                                     $274,000,000      $274,000,000
     Class B Notes                                                        $31,800,000       $31,800,000

Current Collection Period
---------------------------------------------------------------------------------------------------------------------------------

     Beginning Receivables Outstanding                                   $534,322,333
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $20,134,386
           Receipts of Pre-Paid Principal                                 $16,698,152
           Liquidation Proceeds                                              $486,580
           Principal Balance Allocable to Gross Charge-offs                  $338,517
           Release from Pre-Funding Account                                        $0
        Total Receipts of Principal                                       $37,657,635

        Interest Distribution Amount
           Receipts of Interest                                            $3,229,763
           Servicer Advances                                                       $0
           Reimbursement of Previous Servicer Advances                      ($347,425)
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $32,806
           Capitalized Interest Payments                                           $0
           Net Investment Earnings                                            $15,297
        Total Receipts of Interest                                         $2,930,441

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $40,249,559

     Ending Receivables Outstanding                                      $496,664,699

Servicer Advance Amounts
---------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Unreimbursed Previous Servicer Advance               $3,183,002
     Current Period Servicer Advance                                               $0
     Current Reimbursement of Previous Servicer Advance                     ($347,425)
     Ending Period Unreimbursed Previous Servicer Advances                 $2,835,577

Collection Account
---------------------------------------------------------------------------------------------------------------------------------

     Deposits to Collection Account                                       $40,249,559
     Withdrawals from Collection Account
        Servicing Fees                                                       $445,269
        Class A Noteholder Interest Distribution                           $2,052,683
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                             $144,690
        Regular Principal Distribution                                    $37,478,626
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                   $128,291
     Total Distributions from Collection Account                          $40,249,559



                                  Page 1 of 3

Accrued Interest Date:                                 Collection Period Ending:
25-Mar-03                                                             31-Mar-03
Distribution Date:          BMW VEHICLE OWNER TRUST 2001-A            Period #
                            ------------------------------
25-Apr-03                                                                   23
---------------------------------------------------------------------------------------------------------------------------------

Excess Funds Released to the Depositor
---------------------------------------------------------------------------------------------------------------------------------
        Release from Reserve Account                                         $941,441
        Release from Collection Account                                      $128,291
     Total Excess Funds Released to the Depositor                          $1,069,732

Note Distribution Account
---------------------------------------------------------------------------------------------------------------------------------

     Amount Deposited from the Collection Account                         $39,675,999
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $39,675,999

Distributions
---------------------------------------------------------------------------------------------------------------------------------


     Monthly Principal Distributable Amount                           Current Payment    Ending Balance Per $1,000        Factor
     Class A-1 Notes                                                               $0                $0      $0.00         0.00%
     Class A-2 Notes                                                               $0                $0      $0.00         0.00%
     Class A-3 Notes                                                      $37,478,626      $188,708,642     $75.11        37.82%
     Class A-4 Notes                                                               $0      $274,000,000      $0.00       100.00%
     Class B Notes                                                                 $0       $31,800,000      $0.00       100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                               $0             $0.00
     Class A-2 Notes                                                               $0             $0.00
     Class A-3 Notes                                                         $885,900             $1.78
     Class A-4 Notes                                                       $1,166,783             $4.26
     Class B Notes                                                           $144,690             $4.55



Carryover Shortfalls
---------------------------------------------------------------------------------------------------------------------------------

                                                                Prior Period Carryover  Current Payment  Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0         $0
     Class B Interest Carryover Shortfall                                          $0                $0         $0


Receivables Data
---------------------------------------------------------------------------------------------------------------------------------

                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       38,287            36,769
     Weighted Average Remaining Term                                            30.03             29.14
     Weighted Average Annual Percentage Rate                                    7.57%             7.57%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                          $447,740,713            90.15%
        1-29 days                                                         $37,090,994             7.47%
        30-59 days                                                         $9,007,576             1.81%
        60-89 days                                                         $1,524,868             0.31%
        90-119 days                                                          $556,917             0.11%
        120+ days                                                            $743,631             0.15%
        Total                                                            $496,664,699           100.00%
        Delinquent Receivables +30 days past due                          $11,832,992             2.38%



                                  Page 2 of 3

Accrued Interest Date:                                 Collection Period Ending:
25-Mar-03                                                             31-Mar-03
Distribution Date:          BMW VEHICLE OWNER TRUST 2001-A            Period #
                            ------------------------------
25-Apr-03                                                                   23
---------------------------------------------------------------------------------------------------------------------------------

     Charge-offs
        Gross Principal Charge-Offs for Current Period                       $338,517
        Recoveries for Current Period                                         $32,806
        Net Losses for Current Period                                        $305,710

        Cumulative Realized Losses                                         $6,497,809


     Repossessions                                                      Dollar Amount            Units
        Beginning Period Repossessed Receivables Balance                   $1,540,882               96
        Ending Period Repossessed Receivables Balance                      $1,247,986               69
        Principal Balance of 90+ Day Repossessed Vehicles                    $218,231               13



Yield Supplement Overcollateralization
---------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                                      $2,335,066
     Beginning Period Amount                                               $2,335,066
     Ending Period Required Amount                                         $2,156,057
     Current Period Release                                                  $179,009
     Ending Period Amount                                                  $2,156,057
     Next Distribution Date Required Amount                                $1,984,699

Capitalized Interest Account
---------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                                              $0
     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                                 $0
     Ending Period Amount                                                          $0


Pre-Funding Account
---------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Release to Servicer for Additional Loans                                      $0
     Current Period Release for Deposit to Collection Account                      $0
     Ending Period Amount                                                          $0

Reserve Account
---------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                                     $13,358,058
     Beginning Period Amount                                              $13,358,058
     Net Investment Earnings                                                  $15,296
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                     $941,441
     Ending Period Required Amount                                        $12,416,617
     Ending Period Amount                                                 $12,416,617



                                  Page 3 of 3